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                                                                   EXHIBIT 23(C)

Board of Directors
Panhandle Eastern Pipe Line Company

     We consent to the use of our report incorporated herein by reference and the reference to our firm under the heading "Experts" in the Prospectus.

                                              KPMG LLP

Houston, Texas
June 22, 1999